1.  Logo - ADA-ES
(NASDAQ:  ADES)

Pritchard Capital Energy Conference

January 7, 2005

2. This presentation contains "forward-looking statements," as defined by the Private Securities Litigation Reform Act of 1995 (the "Act"), that can be identified by words such as "believes," "expects," "projects," and similar expressions and involve numerous risks and uncertainties. The Company's actual results could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in the Company's filings with the Securities and Exchange Commission.


3.  Overview
+  Founded 1996; spun-off from Earth Sciences Sept. '03
+ Retrofit technologies for existing coal-fueled power plants to mitigate environmental impacts and reduce operating costs
   - Develop and implement proprietary environmental technologies and specialty chemicals (patented /patent-pending)
+  Currently performing work under industry and government-funded R&D contracts
+ Positioned to capitalize on existing State and pending Federal mercury emission regulations
   -	DOE estimates that a $2 - 5 billion annual market will emerge

4.  Market Overview
+  Coal powers over 50% of electricity generated in the U.S.(1)
   -  1,100+ coal-fueled boilers
   -  Coal expected to remain a key energy source in the U.S.
      *  High oil and natural gas prices
      *  Use of coal decreases dependence on foreign fuels
      *  U.S. coals are nearly unlimited natural resource
+  Power generation represents the largest man-made source of mercury emissions(2)
   -	Federal and State legislatures developing regulations to limit emissions; several states have passed regulations
       *  MA regulation went into effect June 4, 2004 -  January 2008 implementation
       * Final rule on Federal mercury emission regulations required from EPA by March '05
(1)	Source: National Coal Council
(2)	Source:  Environmental Protection Agency

5.  Emission Control Equipment at a Coal-Fired Power Plant
(Picture of power plant with arrows to Power Generation, SO2 Control (SDA) and Particulate Control(BH))

6.  Market Drivers
+  Utilities facing competitive challenges and more stringent environmental regulations
   - Increased need for retrofit technologies that satisfy emission limits and enable burning of less expensive coals
+  Powder River Basin (PRB) coals growing in use
   -  Surface mined for $5/ton vs. $35/ton for expensive underground mining
   -   Lower polluting
-
7.  ADA-ES Products:  "Razors and Razor Blades"
+ Patented specialty FGC chemical to reduce particulate emissions from plants burning PRB coals
   -  Capital equipment per plant:  $300,000 - $500,000
   -  Annual chemical usage per plant:  $500,000 - $800,000
+  Patented specialty chemical to improve combustion of PRB coals
   (ADA-249M)
   -  Capital equipment per plant:  $300,000 - $500,000
   -  Annual chemical usage per plant:  $100,000 - $800,000
+  Sorbent-based mercury control technology
   -  Capital equipment per plant:  $750,000 - $1,200,000
   -  Annual chemical usage per plant:  $500,000 - $2 million

8.  ADA-ES Mercury Control Technology
(Picture of activated carbon silo and relative small size compared to other pollution control equipment (SDA and FF))

9.  Multi-Level Approach to Dominating Mercury Control Market
+ Access to $70 million funding from DOE and utilities to fund pre-market R&D and demonstrations
+  Experience, technology, and partnerships
+  Build upon the buying characteristics of utilities
+  Early sales lead to strong customer list
+  Equipment binds customers to Activated Carbon (AC) supply

10.  Success with Government Co-funded R&D
  1985-1996: Awarded over 50 R&D contracts exceeding $40 million in value 2000: Won $1.7 million DOE flue gas conditioning program
  2001:  Won $6.8 million DOE mercury control program
  2002:  Won $2.4 million DOE follow-on mercury control program
  2003:  Won $8.8 million DOE full-scale mercury control program
  2004: Won $10 million contract with We Energies under $53 million mercury measurement program (50% funded by the DOE)
  2004: Won approx. $5 million contract (primarily funded by the DOE/NETL & at least 25% cost sharing from participating power companies)

11.  Typical ADA-ES Hg Control Demonbstration
+  Full-scale field testing of sorbent-based mercury control on coal-
   fired boilers
+ Primary funding from DOE National Energy Technology Laboratory (NETL) + Cofunding provided by:
   -  Southern Company
   -  AEP
   -  TVA
   -  FirstEnergy
   -  We Energies
   -  EPRI
   -  Ontario Power Generation
   -  Kennecott Energy
   -  Arch Coal

12.  PAC Installations on Various Coal-Burning Power Plants
(Picture showing installations at 5 different plants with various coals)

13.  Full-Scale Tests of Sorbent Injection Completed:  2001-2004
     Site                        Coal            Equipment
1.Gaston 1 month	               Low-S Bit             FF
2.Pleasant Prairie                PRB               C-ESP
3.Brayton Point                Low-S Bit            C-ESP
4.Abbott                       High-S Bit         C-ESP/FGD
5.Salem Harbor	                Low-S SA Bit          C-ESP
6.Stanton 10	                   ND Lignite           SDA/FF
7.Laskin                       ND Lignite         Wet P Scrbr
8.Coal Creek	                   ND Lignite            C-ESP
9.Gaston 1 year                 Low-S Bit             FF
10.Holcomb                        PRB               SDA/FF
11.Stanton 10                  ND Lignite           SDA/FF
12.Yates 1                      Low-S Bit             ESP
13.Yates 2                      Low-S Bit           ESP/FGD
14.Leland Olds	                 ND Lignite            C-ESP
15.Meramec                        PRB                C-ESP

14.  Full-Scale Tests of Sorbent Injection Scheduled:  2005-2006
    Site	                     Coal                Equipment
1.Yates 6 & 7                Low-S Bit                 ESP
2.Conesville                 High-S Bit              ESP/FGD
3.DTE Monroe                   PRB/Bit                 ESP
4.Antelope Valley            ND Lignite              SDA/FF
5.Stanton 1                  ND Lignite               C-ESP
6.Council Bluffs 3              PRB                   H-ESP
7.Louisa                        PRB                   H-ESP
8.Independence                  PRB                   C-ESP
9.Brayton Point             Low-S Bit                 C-ESP
10.Gavin	                    High-S Bit              C-ESP FGD
11.Presque Isle                 PRB              HS-ESP TOXECON

15.  First Commercial Hg Control System Presque Isle Power Plant
+  $10 million 5-year contract with We Energies
   -  Under $53 million program funded by We Energies and DOE
+ Full-scale installation and evaluation of EPRI TOXECON(tm) process + Units 7 - 9 270 MW on PRB Coal
+  System designed for 90% mercury control
(Aerial picture of Presque Isle plant)

16. R&D and Full-Scale Demonstrations Result in Improved Products (Graph showing Hg removal efficiency at various sorbent injection rates for FGD, the standard sorbent, and FGD-E3, an improved product)

17.  Building and Maintaining Market Leadership
Results from ADA-ES           =>             State and Federal Regulators
full-scale demonstrations                      develop emission limits

Results from ADA-ES           =>             Utilities hire A&Es
full-scale demonstrations                      to develop equipment specs
	                                  (e.g. Bechtel, Shaw, Washington Group)

Results from ADA-ES           =>             APC vendors bid on emission
full-scale demonstrations                     control equipment
                                             (e.g. B&W, ALSTOM, GE)

Results from ADA-ES           =>             ADA-ES provides bids on ACI with
full-scale demonstrations                     guarantees for Hg control to
	                                          key APC vendors

18.  Near-Term Mercury Growth (2004-2008) drivers
          Site                           Coal            Driver
Cinergy (3 Units)                        Bit        Corporate Decision
We Energies Presque Isle (3 Units)       PRB       State Consent Decree
PG&E Salem Harbor (3 Units)          Low-S Bit       State Regulation
PG&E Brayton Point (3 Units)         Low-S Bit       State Regulation
Mt. Toms                             Low-S Bit       State Regulation
Somerset	                             Low-S Bit       State Regulation
PSEG Bridgeport Harbor               Low-S Bit     State Consent Decree
PSEG Mercer (2 Units)                Low-S Bit     State Consent Decree
PSEG Hudson                          Low-S Bit     State Consent Decree
MidAmerican Council Bluffs               PRB            New Plant
WPS Weston                               PRB            New Plant
We Energies Elm Road (2 Units)      High-S Bit          New Plant
Peabody Prairie States (2 Units)    High-S Bit          New Plant
Peabody Thoroughbred                High-S Bit          New Plant
Xcel Comanche                            PRB            New Plant
Sunflower Holcomb                        PRB            New Plant
Over 70 other bids solicited by utilities in the past year and a half

19.  Long-Term Mercury Growth (2008-2012) Drivers
+  Federal regulations
   - Washington insiders believe that the question is not "if?" but "when?" And "how much?"
(Table)
    Regulation                      Pollutants     Hg Emissions     Expected
                                                  Reduction
Implementation
EPA  MACT - March '05                 Hg            35-90%         2008

Bush's Clear Skies Initiative    SO2, NOx, Hg         35%          2010
                                                      70%          2018

Jefford's Clean Power Program  SO2, NOx, Hg, CO2      90%          2008

Carper's Clean Air Plan        SO2, NOx, Hg, CO2      50%          2008
                                                    70-90%         2012

20.  Timing of Revenues in Response to 2008 Regulation
                            2004   2005   2006   2007   2008
Engineering Services          ================>

Equipment                            =================>

Chemical                                       ===================>

21.  Insuring that Chemical Sales Follow Equipment Sales
+ ADA-ES ACI equipment guaranteed for mercury removal only as long as ADA-ES sorbent is used
+  Proprietary products such as E-3
+  Reliability of supply and delivery
+  First mover advantage of being included in rate basis

22.  Partnerships to Exploit Rapid Growth in Hg Market
	NORIT:  Carbon supply
	ALSTOM Power:  Largest supplier of air pollution control
                     equipment
	Thermo Electron:  Mercury CEMs
	Arch Coal: Package costs of environmental technology with fuel Dominion Ash: Ash treatment technology
	Equipment fabricators
	Engineering resources for installation

23.  Strategic Relationship -  NORIT Americas
	NORIT:  Largest of three U.S. manufacturers of powdered activated carbon (PAC) - capable of high levels of mercury removal Exclusive market development agreement
	ADA-ES earns 10% commission on all sales of NORIT PAC to coal-
        fueled power plants in North America
	NORIT:  Strong financial partner
          -  Estimated $100 million investment in new PAC production facilities
- substantial barrier to entry
-
24.  Strategic Relationship - ALSTOM Power
	ALSTOM:  Largest supplier of equipment to power plants in North
               America
	Exclusive worldwide marketing relationship
	Jointly marketing systems for mercury removal at power plants and other facilities
	Intend to provide overall turnkey solutions for mercury control with performance guarantees

25.  Arch Coal:  Investor and Joint Venture Partner
	Arch Coal:  Second largest U.S. coal producer; leading producer of
                  Powder River Basin (PRB) coal
	Invested $1.3 million in ADA-ES and appointed Board member
	Jointly marketing patented ADA-249M to cyclone-fired power
         plants, enabling:
          -  Burning of less expensive PRB coal
          -  Enhanced operational flexibility
- Improved marketability of combustion by-products
-
26.  Strategic Relationship - Thermo Electron
+  Developing a mercury continuous emission monitoring system (CEMS)
      -  Thermo to design and manufacture CEMS
      -  ADA-ES will conduct extensive field validation
+  Commercialization scheduled for April '05
+  ADA-ES receives 25% discount on sale of Thermo systems

27.  Competitive Strengths
+  Experienced management team
(Table)
Executive               Position    Years with ADA-ES    Years in Industry
----------              --------    -----------------    -----------------
Dr. Michael Durham      President         19                   28
Mark McKinnies, CPA        CFO             7                   26
Jean Bustard               COO            15                   20
Jonathan Barr      VP, Sales & Mktg.       .5                  23
Richard Schlager    VP, Contract R&D      10                   26
Cameron Martin     Dir., Engineering       8                   23


28.  Mercury Emission Control Market Potential
+  1,100 coal-fired boilers subject to pending regulations
   -  Generate 320 GW of power; average size is 300 MW
+  ADA-ES market for a single 300 MW plant
   -  $1 million for capital equipment:  20% operating margin
   - $1-2 million per year for sorbents: 10% commission from NORIT to pre-tax line
+  Total market for all 1,100 plants
   -  $1 billion for capital equipment
   -  $1-2 billion per year for sorbents

29.  Flue Gas Conditioning Chemicals
+  Patented flue gas conditioning technology
   -  Allows the burning of the less expensive PRB coal
   - Retrofit technology allows existing air pollution control devices to reduce emissions
+  Applicable to an estimated 60 coal burning plants
+  Currently:  Five FGC units at coal-fueled power plants
+  July '04 contract - Midwestern plant switching to PRB coal
   -  $300,000 of equipment - installed Dec. '04
   -  Anticipate $500,000 - 700,000 per year in related chemical revenues

30.  Current Contracts Provide Solid Basis
+  Chemical revenues from current contracts: $2-3 million/yr
+  Contracts for technology demonstrations:  $4-5 million/yr
+  Growth through commercial mercury control work
   -  Emission Strategies
   -  Equipment Sales
   -  Chemicals

31.  Revenue - By Segment and Combined
+  Increased focus on mercury emission control
(Bar graph of revenues by business segment 1999 through 2003 and for 9 months of 2003 and 2004)

32.  Recent Results
+  Third quarter ended 9/30/04
   -  Total revenues increased 88% to $2.8 million
      *  Revenues in mercury emission control segment rose 123% to $2.3 million
   -  Net income rose at a more rapid rate to $222,000 or $.05 per share(1)
      vs. $71,000 or $.02 per share in in Q3 '03

(1) Q3'04 EPS was calculated based on 27% more shares than Q3'03 period due to a one-million share private equity placement completed in August '04.

33.  Strong Financial Position
Recent $8 million private equity placement substantially enhanced the Company's financial position

As of 9/30/04:
+  Cash and short-term investments of $8.2 million
+  Working capital of $8.8 million
+  No long-term debt
+  Shareholders' equity of $11.4 million

34.  Growth Opportunities
(Diagram)
			Ideas
Current Products   ===>    New Products for
 (Hg, Particulate)	   Same Customers
			  R&D $$ (SO2, NOx, SO3, CO2)
       "
Capital"Investment
       "
	\/
Chemical Production

35.  Opportunities for Increased Earnings Potential
+  Existing AC market for water treatment:  $250 million/yr
+  Potential AC market for Hg control:  $1-2 billion/yr
+  Current NORIT agreement provides 10% margin on sorbent sales
+ Investing in new sorbent production is expected to open the door to participate in larger margins
   -  30-40% margins are possible for this market
   -  Will require raising capital for new production

36.  Conclusion
+ On the leading edge of emerging mercury control market estimated to become $2 - 5 billion industry
   -  Proven technology (patent-pending)
   -  Key strategic relationships
+  Growing revenue base
+ Capitalizing on state regulations and preparations for pending Federal regulations
+ Management team with 120 years combined experience in air pollution control; history of winning long-term contracts